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                                                      Exhibit 32.2

                  CERTIFICATION PURSUANT TO

                   18 U.S.C. SECTION 1350,

                   AS ADOPTED PURSUANT TO

        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



     I, Juanita H. Hinshaw, Senior Vice President and Principal
Financial Officer of Graybar Electric Company, Inc. ("the Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

     (1) The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/ Juanita H. Hinshaw
----------------------
Juanita H. Hinshaw
Senior Vice President and Principal Financial Officer



March 28, 2005